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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): May 20, 2002
                                                           ------------

                               GENAERA CORPORATION
                               -------------------
                 (Exact Name of Registrant Specified in Charter)

   Delaware                         0-1965                        13-3445668
   --------                         ------                        ----------
(State or Other                (Commission File               (I.R.S. Employer
Jurisdiction of                    Number)                   Identification No.)
Incorporation)

        5110 Campus Drive
        Plymouth Meeting, PA                                        19462
----------------------------------------                      ------------------
(Address of Principal Executive Offices)                          (Zip Code)

       Registrant's telephone number, including area code: (610) 941-4020
                                                           --------------

           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events.

     The registrant hereby incorporates by reference the press releases dated May 20, 2002 attached hereto as Exhibit 99.1 ("Genaera Announces Positive Lung Cancer Clinical Trial Results for Squalamine") and Exhibit 99.2 ("Genaera Announces Advanced Ovarian Cancer Clinical Trial Results for Squalamine at American Society of Clinical Oncology Meeting").

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

Exhibit
Number      Description
------      -----------

 99.1 Press Release - Genaera Announces Positive Lung Cancer Clinical Trial Results for Squalamine

 99.2 Press Release - Genaera Announces Advanced Ovarian Cancer Clinical Trial Results for Squalamine at American Society of Clinical Oncology Meeting


                                       2

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   GENAERA CORPORATION
                                       (Registrant)

                                   By: /s/ Christopher P. Schnittker
                                      ---------------------------------
                                      Christopher P. Schnittker
                                      Vice President and Chief Financial Officer

Dated: May 20, 2002


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                           EXHIBIT INDEX

Exhibit
Number      Description
------      -----------

 99.1 Press Release - Genaera Announces Positive Lung Cancer Clinical Trial Results for Squalamine

 99.2 Press Release - Genaera Announces Advanced Ovarian Cancer Clinical Trial Results for Squalamine at American Society of Clinical Oncology Meeting